NUVEEN MUTUAL FUNDS

SUPPLEMENT TO PROSPECTUSES

Dated March 20, 2008

Nuveen Municipal Trust

Prospectus dated August 28, 2007, as supplemented October 25, 2007, November 13, 2007 and December 21, 2007

NUVEEN INSURED MUNICIPAL BOND FUND

On page 6, replace the first paragraph under How the Fund Pursues Its Objective with the following:

“Under normal circumstances, the fund will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the fund’s investment adviser, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series (SLGS) securities to ensure timely payment of principal and interest. The fund will only purchase quality municipal bonds that are rated investment grade (AAA/AAa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the fund’s investment adviser.”

On page 15, replace the first paragraph under What Securities We Invest In – Credit Quality as follows:

“Under normal circumstances, the Insured Fund will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Insured Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the fund’s investment adviser, or are backed by an escrow or trust account containing sufficient U.S. government securities or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series (SLGS) securities to ensure timely payment of principal and interest. The All-American, Intermediate Duration and Limited Term Funds will invest at least 80% of their net assets in investment grade municipal bonds (rated BBB/Baa or higher) at the time of purchase by at least one independent rating agency, or if unrated, judged by NAM to be of comparable quality. The All-American, Intermediate Duration and Limited Term Funds may invest up to 20% of their net assets in below investment grade municipal bonds. Under normal circumstances, at least 65% of the High Yield Fund’s assets will be invested in medium- to low-quality municipal bonds rated BBB/Baa or lower by independent rating agencies, or if unrated, judged by NAM to be of comparable quality. The High Yield Fund may invest up to 10% of its net assets in defaulted municipal bonds.”

On page 16, replace the second and third sentence in the first paragraph under What Securities We Invest In – Insurance (Insured Fund) as follows:

“Under normal market conditions, the Insured Fund will invest at least 80% of its net assets in municipal securities covered by insurance guaranteeing the timely payment of principal and interest. For the purposes of the 80% test, insurers must have a claims-paying ability rated at least A by at least one independent rating agency at the time of purchase or at the time the security is insured while in the portfolio. Inverse floating rate securities whose underlying bonds are covered by insurance as described above are included.”

In addition, replace the first sentence of the third paragraph of that section as follows:

“The Insured Fund can invest up to 20% of its net assets in investment grade municipal securities rated below AA (based on the higher of the rating of the insurer, if any, or the underlying security) or are unrated but judged to be investment grade by NAM.”

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-INS-0308D